Summary Prospectus Supplement

September 30, 2016

Morgan Stanley Institutional Fund Trust

Supplement dated September 30, 2016 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses dated January 28, 2016

Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
High Yield Portfolio
Mid Cap Growth Portfolio
Strategic Income Portfolio

Supplement dated September 30, 2016 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses dated August 26, 2016

Global Multi-Asset Income Portfolio
Global Strategist Portfolio

(each, a "Portfolio")

The second sentence of the section of each Portfolio's Summary Prospectus entitled "Portfolio Summary—Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio being purchased in a single transaction, together with the NAV of any Class A, Class C and Class L shares of the Portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") already held in Related Accounts as of the date of the transaction as well as Class A, Class C and Class L shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege" and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more.

Please retain this supplement for future reference.

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